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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


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                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported):    June 3, 1998
                                                   -------------------

                     CNB BANCSHARES, INC.
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     (Exact Name of Registrant as Specified in Its Charter)


                           Indiana
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         (State or Other Jurisdiction of Incorporation)


              0-11510                              35-1568731
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     (Commission File Number)          (IRS Employer Identification No.)


        20 N.W. Third Street, Evansville, Indiana 47739
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(Address of Principal Executive Offices)                 (Zip Code)


                              (812) 456-3400
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       Registrant's Telephone Number, Including Area Code


                            Not Applicable
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 (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.
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      On  April  17,  1998,  CNB  Bancshares,  Inc.,  an  Indiana
corporation   (the  "Registrant"),  completed  its  merger   with
Pinnacle   Financial  Services,  Inc.,  a  Michigan   corporation
("Pinnacle").   Each outstanding share of Pinnacle  common  stock
was converted into 1.0365 shares of the Registrant's common stock, resulting in the issuance of 13.1 million common shares to the former Pinnacle shareholders. The transaction was accounted for as a pooling of interests for accounting and financial reporting purposes.

     Attached to this Form 8-K as Exhibit 99(a) are supplemental audited consolidated financial statements of the Registrant, and the accompanying notes thereon, giving effect to the Pinnacle merger to the beginning of the periods presented.

Item 7.   Financial Statements and Exhibits.
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(c)  Exhibits:
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Exhibit 23(a)        Consent of KPMG Peat Marwick LLP.

Exhibit 99(a) Restated Supplemental Consolidated Balance Sheets as of December 31, 1997 and 1996, the related Supplemental Consolidated Statements of Income, Changes in Shareholders' Equity, and Cash Flows for each of the years in the three-year period ended December 31, 1997, and the notes to the Supplemental Consolidated Financial Statements.


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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated: June 3, 1998

                                    CNB BANCSHARES, INC.
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                                    (Registrant)

                           By:      /s/ John R. Spruill
                                --------------------------------------
                                    John R. Spruill
                                    Executive Vice President


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                         EXHIBIT INDEX
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Exhibit No.                   Description
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23(a)                    Consent of KPMG Peat Marwick LLP.

99(a) Restated Supplemental Consolidated Balance Sheets as of December 31, 1997 and 1996, the related Supplemental Consolidated Statements of Income, Changes in Shareholders' Equity, and Cash Flows for each of the years in the three-year period ended December 31, 1997, and the notes to the Supplemental Consolidated Financial Statements.